UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2026

Maison Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41720	84-2498787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 N Garfield Ave, Monterey Park, CA 91754	91754
(Address of principal executive offices)	(Zip Code)

(626) 737-5888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MSS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 31, 2026, Maison Solutions Inc. (the "Company") entered into a Buy-Sell Agreement (the "Agreement") with JC Business Guys, Inc., a California corporation (the "Buyer").  Pursuant to the Agreement, the Company agreed to sell its 49% ownership interest (the "Ownership Interest") in HKGF Market of Arcadia, LLC to the Buyer.

The purchase price for the Ownership Interest is one dollar ($1.00).  The transaction contemplated by the Agreement closed on January 31, 2026, simultaneously with the execution of the Agreement. The Agreement was approved by the Company's Board of Directors on January 27, 2026.

The Agreement contains customary representations, warranties, and covenants by both the Company and the Buyer. The representations and warranties of the Company survive for a period of eighteen (18) months following the closing. The Agreement also includes mutual indemnification obligations and a release by the Buyer of the Company and its affiliates from certain claims.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

On January 31, 2026, the Company completed the disposition of its 49% Ownership Interest in HKGF Market of Arcadia, LLC, pursuant to the terms of the Buy-Sell Agreement. The consideration received by the Company was one dollar ($1.00).

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Buy Sell Agreement, dated January 31, 2026, by and between Maison Solutions, Inc. And JC Business Guys, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maison Solutions Inc.

Date: February 4, 2026	By:	/s/ John Xu
	Name:	John Xu
	Title:	Chief Executive Officer

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